UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C., 20549

                            Form 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 16, 1995


                 Commission file number 0-16734


                    C.E.C. INDUSTRIES CORP.
       (Exact name of registrant as specified in charter)

          Nevada                                      87-0217252
 (State of other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

     23 Cactus Garden Drive, F-60
     Green Valley (Henderson), Nevada                  89014
     (Address of Principal Executive Office)         (Zip Code)

                                 (702) 436-2500
              (Registrant's Telephone Number, Including Area Code)

                           Copies To:
                  Donald J. Stoecklein, Esq.
                        Attorney at Law
                  23 Cactus Garden Drive, F-60
                    Henderson, Nevada 89014
                          (702)436-2530

C.E.C. INDUSTRIES CORP.  PAGE 2

Item No. 1.   Changes in Control of Registrant.

     No events to report

Item No. 2.   Acquisition or Disposition of Assets.

     No events to report.

Item No. 3   Bankruptcy or Receivership.

     No events to report.

Item No. 4 Changes in Registrant's Certifying Accountant

     No events to report.

Item No. 5. Other Events.

      On August 16, 1995, the Nasdaq Listing Qualifications Committee met to review the Company's request for an exception to the filing requirement as set forth in Sections 1(c)(14) of
Part II of Schedule D of the NASD By-Laws. The Committee determined that an exception would not be granted, which resulted in the Company's securities being delisted from The Nasdaq Stock Market effective August 17, 1995. The Company is currently filing an appeal to this decision.

Item No. 6.  Resignation of Registrant's Directors.

     No events to report.

Item No. 7. Financial Statement, Proforma Financial Information and Exhibits.

     No events to report.



                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C.E.C. INDUSTRIES CORP.

By:  s/Ronald  J.  Robinson                  Dated:  August 18, 1995
   --------------------------
Ronald J. Robinson, President